UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2023

Nuwellis, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	No. 68-0533453
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road, Eden Prairie, MN 55344
(Address of Principal Executive Offices) (Zip Code)

(952) 345-4200
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUWE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Supply and Collaboration Agreement

On June 19, 2023, Nuwellis, Inc. (the “Company”) entered into a Supply and Collaboration Agreement (the “Supply Agreement”) with DaVita Inc., a Delaware corporation (“DaVita”), pursuant to which DaVita will pilot the Aquadex ultrafiltration therapy system to treat adult patients with congestive heart failure and related conditions within select U.S. markets. The pilot program is expected to launch by the end of the third quarter 2023 and extend through May 31, 2024 (the “Pilot”). Through the Pilot, ultrafiltration therapy using Aquadex will be offered at a combination of DaVita’s customer hospital and outpatient center locations, with both companies collaborating on the roll-out of the therapy, clinician training, and patient support. At the conclusion of the pilot, DaVita has the option, in its sole discretion, to extend the Supply Agreement with the Company for continued provision of both inpatient and outpatient ultrafiltration services for up to 10 years (“Ultrafiltration Services Approval”).

If, at any time during the term of the Supply Agreement, the Company makes available any new products for the treatment of congestive heart failure that offer technological advancements or improved clinical outcomes, patient care, or streamlined work processes, as compared to existing products of the Company (“New Products”), the Company shall notify DaVita at least sixty days prior to the release of such New Products and, within such sixty-day period, the Company shall (a) provide DaVita with the first opportunity to purchase or rent the New Product(s) at discounts comparable to those that are applicable to the New Products offered pursuant to the Supply Agreement, (b) provide any information about the New Product(s) as reasonably requested by DaVita, and (c) meet with DaVita and its clinical committees to discuss the clinical, technological, and operational benefits of the New Product(s).

The Supply Agreement contains standard representations and warranties of the Company for a transaction of this nature as well as customary indemnification and confidentiality provisions.

Common Stock Warrant Agreement

In conjunction with the Supply Agreement, the Company issued DaVita a warrant to purchase up to an aggregate of 1,289,081 shares of common stock of the Company, par value $0.0001 per share, at an exercise price of $3.2996 per share, provided that at no time can it be exercised for an amount of shares that would represent greater than 19.9% ownership in the Company (the “Warrant”) subject to certain vesting milestones. The Warrant is expected to vest in four tranches as follows: (i) 25% upon receipt of notice to extend the Supply Agreement past the initial pilot-term; (ii) 25% upon the attainment by the Company of a net revenue achievement from DaVita’s efforts pursuant to the Supply Agreement within twelve months of Ultrafiltration Services Approval; (iii) 25% upon the attainment by the Company of a net revenue achievement from DaVita’s efforts pursuant to the Supply Agreement within twenty-four months of Ultrafiltration Services Approval; and (iv) 25% upon the attainment by the Company of a net revenue achievement from DaVita’s efforts pursuant to the Supply Agreement within thirty-six months of Ultrafiltration Services Approval.

Additionally, upon its delivery of the Ultrafiltration Services Approval, DaVita will be awarded for two years, the right to participate in any future offering pursuant to an effective registration statement or private placement (“Subsequent Financing”) of the Company, subject to the terms and conditions as set forth in the Warrant, on the same terms, conditions and price provided in such future financing.  DaVita shall have the right to purchase up to 19.9% of the securities being offered in such Subsequent Financing.

Registration Rights Agreement

Concurrent with the signing of the Supply Agreement and Warrant, the Company entered into a Registration Rights Agreement (“Registration Rights Agreement”) with DaVita, whereby the Company agreed, subject to DaVita’s delivery of the Ultrafiltration Services Approval,  to register the resale of the shares of Common Stock issuable upon exercise of the Warrant (“Underlying Shares”) on a Form S-1 or Form S-3, if eligible, upon DaVita’s demand.  DaVita has “piggyback” registration rights allowing it to include its Underlying Shares in a registration effected by the Company for stockholders other than DaVita.  The Company is responsible for all fees and expenses incident to the performance of or compliance with the Registration Rights Agreement borne by the Company whether or not any registrable securities are sold pursuant to a registration statement. The Registration Rights Agreement also contains customary indemnification provisions.

The foregoing description of the Supply Agreement, Warrant, and Registration Rights Agreement are not complete and are qualified in their entirety by reference to the Supply Agreement, Warrant and Registration Rights Agreement, which are each attached hereto as Exhibits 10.1, 4.1 and 10.2, respectively, and incorporated herein by reference.

On June 20, 2023, the Company issued a press release announcing the signing of the Supply Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K relative to the Warrant and Registration Rights Agreement is incorporated herein by reference. The Company’s issuance of the Warrant was made in reliance upon the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation, statements regarding the expectedness of the Supply Agreement and the Pilot and post-Pilot activities detailed therein. Forward-looking statements are usually identified by the use of words, such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “may,” “potential,” “will,” “could” and similar expressions. Actual results may differ materially from those indicated by forward-looking statements as a result of various important factors and risks. These factors, risks and uncertainties include, but are not limited to: (1) the structure, timing and ability to satisfy the tranches set forth in the Warrant; (2) the Company’s ability to be continued to be listed on the NASDAQ Capital Market; (3) the ability to realize the benefits of the Supply Agreement, including the success of the Pilot and the possibility of an extended term; (4) the ability to adapt and integrate New Product(s); (5) costs related to the Supply Agreement, known and unknown, including costs of any litigation or regulatory actions relating to the Supply Agreement; and (6) changes in applicable laws or regulations.  Please refer to the Company’s most recent annual report on Form 10-K, as well as the Company’s subsequent filings on Form 10-Q and Form 8-K, which are available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this Form 8-K. In addition, the forward-looking statements included in this Form 8-K represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 8.01	Other Events.

On June 20, 2023, the Company issued a press release announcing the transactions disclosed herein. A copy of the press release is furnished herewith as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 8.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
4.1*	Common Stock Warrant Agreement
10.1*	Supply and Collaboration Agreement dated as of June 19, 2023 by and between the Company and DaVita Inc.
10.2	Registration Rights Agreement dated as of June 19, 2023 by and between the Company and DaVita Inc.
99.1	Press Release, dated June 20, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

*Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request. Certain portions of the Warrant and the Supply Agreement have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K because the Company customarily and actually treats the redacted information as private or confidential and the omitted information is not material. Copies of the unredacted Warrant and Supply Agreement will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2023	NUWELLIS, INC.

	By:	/s/ Nestor Jaramillo, Jr
	Name:	Nestor Jaramillo, Jr.
	Title:	President and Chief Executive Officer